SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) June 30, 2008
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                                 FNB United Corp.
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             (Exact Name of Registrant as Specified in its Charter)


            North Carolina             0-13823             56-1456589
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      (State or Other Jurisdiction   (Commission File    (IRS Employer
          of Incorporation)             Number)         Identification No.)


          150 South Fayetteville Street, Asheboro, North Carolina 27203
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 626-8300
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)
    under the  Exchange  Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         On June 30, 2008, CommunityONE Bank, National Association (the "Bank"), the wholly owned bank subsidiary of FNB United Corp. (the "Corporation"), entered into a subordinated debt loan agreement with SunTrust Bank. The agreement provides for a $15 million subordinated term loan that is unsecured and intended to qualify as Tier 2 capital under applicable rules and regulations of the Comptroller of the Currency. The loan will mature on June 30, 2015 and will bear interest at three-month LIBOR plus 3.50%, with interest only payable quarterly. There is no right of acceleration in the case of a default in the payment of the principal of or interest on the subordinated debt loan or the performance of any other obligation of the Bank under the note evidencing the loan. Acceleration upon the occurrence of limited events of default is permitted provided that any required prior approval of the Comptroller of the Currency for such acceleration is obtained. The Bank has been extended the full amount of the subordinated debt loan.

         The description of the subordinated debt loan agreement above is necessarily limited and qualified in its entirety by reference to the full terms and conditions of the subordinated debt loan agreement, a copy of which will be filed as an exhibit to the Corporation's quarterly report on Form 10-Q for the quarter ended June 30, 2008.


ITEM 8.01.  Other Events.

         On May 27, 2008, the Corporation entered into a revolving credit agreement with SunTrust Bank in the original principal amount of $10,000,000. Proceeds of all revolving loans will be used for general corporate purposes, including supporting the capital needs of the Bank. The revolving credit facility bears interest at three-month LIBOR plus 1.50% per annum and will terminate on May 22, 2009. It is unsecured. The credit agreement includes customary financial and corporate affirmative and negative covenants and customary provisions for acceleration upon the occurrence of an event of default by the Corporation. Prepayments may be made without premium or penalty. The Corporation has not drawn down any amounts under the revolving credit facility.

         The description of the revolving credit agreement above is necessarily limited and qualified in its entirety by reference to the full terms and conditions of the revolving credit agreement, a copy of which will be filed as an exhibit to the Corporation's quarterly report on Form 10-Q for the quarter ended June 30, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             FNB UNITED CORP.


Date:  July 2, 2008                          By  /s/ Mark A. Severson
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                                                 Mark A. Severson
                                                 Executive Vice President
                                                 (Principal Financial and
                                                 Accounting Officer)